                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  5
Portfolio of Investments.........................  6
Statement of Assets and Liabilities..............  9
Statement of Operations.......................... 10
Statement of Changes in Net Assets............... 11
Financial Highlights............................. 12
Notes to Financial Statements.................... 13

VTP SAR 6/97

                             LETTER TO SHAREHOLDERS

June 5, 1997

Dear Shareholder,
    As mentioned in your previous
report, VK/AC Holding, Inc., the parent
company of Van Kampen American Capital,
Inc., was acquired by Morgan Stanley
Group Inc., a world leader in asset
management. More recently, on February
5, 1997, Morgan Stanley Group Inc. and                 [PHOTO]
Dean Witter, Discover & Co. announced
their agreement to merge, and you         DENNIS J. MCDONNELL AND DON G. POWELL
received a proxy in April. The merger
was completed on May 31, 1997, creating
the combined company of Morgan Stanley, Dean Witter, Discover & Co. This preeminent global financial services firm boasts a market capitalization of $21 billion and leading market positions in securities, asset management, and credit services. As the financial industry continues to witness unprecedented consolidations and new partnerships, we believe that those firms that are leaders in all facets of their business will be able to offer investors the greatest opportunities and services as we move into the next century. We are confident that this merger will provide investors with those benefits.

ECONOMIC REVIEW

    Bond prices were volatile during the six months ended April 30, 1997. Prices initially rose as the economy slowed, erasing fears of an interest rate hike by the Federal Reserve Board. The November election of a Democratic president and Republican Congress was positive for bonds because the split government was viewed as a restraint on spending increases that could potentially swell the budget deficit. In addition, support diminished for radical tax reform that could threaten the tax-free status of municipal bonds.
    By the beginning of 1997, the situation changed. Bond prices began to fall as the economy picked up speed, culminating in a 5.60 percent annualized growth rate in the first quarter. This strength, coupled with warnings by Fed Chairman Alan Greenspan that tighter monetary policy might be appropriate, reignited fears of a rate hike. On March 25, the Fed raised short-term rates by a modest
0.25 percent, which sent the 30-year Treasury bond yield above 7.00 percent for the first time in six months. By the end of April, the 30-year Treasury bond yield slipped back below 7.00 percent as the market turned its attention to positive news about inflation, and bonds recovered some of their earlier losses.
    Throughout most of the six months ended April 30, municipal bonds generally outperformed Treasuries. Between October 31 and April 30, yields on long-term municipal revenue bonds rose 21 basis points, while yields on 30-year Treasury bonds jumped 31 basis points. Because bond yields move in the opposite direction of prices, the smaller

                                                           Continued on page two
increase in municipal yields meant that municipal bond prices did not fall as sharply as Treasury bond prices did. A relatively stable supply of new issues, combined with an increase in retail demand, contributed to the improved performance of municipal bonds.
    In Pennsylvania, economic growth was sluggish and below the national average. Since emerging from the recession in the early 1990s, the Commonwealth has failed to replenish budgetary reserves and expects to end the current fiscal year with a modest fund balance. Pennsylvania's health-care sector is experiencing tremendous volatility due to rapidly changing market conditions. Hospitals in Philadelphia are especially vulnerable due to low occupancy rates, a high HMO concentration, and rapid consolidation among a handful of large hospital systems.

FUND STRATEGY

    In managing the Trust, we maintained a heavy weighting in high-quality bonds, many of which are insured. As of April 30, approximately 81 percent of the Trust's long-term investments were AAA-rated, the highest credit rating assigned to bonds by the Standard & Poor's Ratings Group. In addition, approximately 13 percent of long-term investments were rated AA or A, and approximately 6 percent were rated BBB or below. BBB is the lowest rating Standard & Poor's assigns to bonds in the investment-grade category. AAA-rated bonds are extremely liquid and provide the potential for safety of principal, but they have tended to perform better when interest rates are falling, which was not the case for most of the period. BBB-rated securities provide the potential for additional income and have tended to outperform when rates are rising.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality as a Percentage of Long-Term
  Investments as of April 30, 1997


AAA............................ 81.1%
AA.............................  9.0%
A..............................  3.6%
BBB............................  4.9%
BB.............................  1.4%


Based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

    Portfolio turnover was minimal during the period due to tight supplies of Pennsylvania bonds and market conditions that offered few opportunities to add value over existing holdings. The average yield of bonds in the portfolio was higher than current market yields, and spreads between yields of AAA-rated bonds and lower-rated bonds remained narrow. As a result, there was little incentive to justify the additional credit risk of purchasing lower-rated securities. These spreads have continued to tighten due to the increasing number of insured bonds in the municipal market.
    Also restricting trading activity were the capital gains built into the Trust's holdings. Selling those securities would have resulted in taxable events for Trust shareholders.

                                                         Continued on page three

Despite limited opportunities, the Trust was able to purchase some bonds to enhance its call protection. In other words, we hope to lessen the concentration of bonds that can be called at any one time. The Trust financed these acquisitions with sales of premium bonds. (A bond that is priced at its face value is selling at par. If it is priced below par, it is selling at a discount. Conversely, a bond priced above par is selling at a premium.)
    We maintained a short duration during this period of rising interest rates in order to seek to reduce the Trust's volatility to rate increases. Duration, which is expressed in years, is a measure of a portfolio's sensitivity to interest rate movements. Portfolios with long durations have tended to perform better when rates are falling, and portfolios with short durations have tended to perform better when rates are rising. At the end of the period, the Trust's duration stood at 7.10 years compared to 7.89 years for the Lehman Brothers Pennsylvania Municipal Bond Index benchmark.

                         [DISTRIBUTION HISTORY GRAPH]

Six-month Distribution History
For the Period Ended April 30, 1997


                                Distribution per Share
                                 Dividends  Capital Gains
Nov 1996........................    $0.830
Dec 1996........................    $0.830    $.0011
Jan 1997........................    $.0830
Feb 1997........................    $.0830
Mar 1997........................    $.0810
Apr 1997........................    $.0810


The dividend and/or capital gains history reprents past performance of the Trust and does not predict the Trust's future distributions.

PERFORMANCE SUMMARY

    For the six-month period ended April 30, 1997, the Van Kampen American Capital Trust for Investment Grade Pennsylvania Municipals generated a total return at market price of 2.34 percent(1). The Trust offered a tax-exempt distribution rate of 6.27 percent(3), based on the closing common stock price of $15.50 per share on April 30, 1997. Because income from the Trust is exempt from federal and Pennsylvania state income taxes, this distribution rate represents a yield equivalent to a taxable investment earning 10.08 percent(4) (for investors in the combined federal and state income tax bracket of 37.80 percent). At the end of the reporting period, the closing share price of the Trust traded at a
7.20 percent discount to its net asset value of $16.70.
    The Trust declared a long-term capital gains distribution of $0.0011 per common share, payable December 31, 1996. Over a period of several months, the Trust's earnings fell short of the distribution rate. As a result, the Board of Trustees approved a slight

                                                          Continued on page four
decrease in its monthly dividend from $0.083 to $0.081 per common share, payable March 31, 1997.

      TOP FIVE PORTFOLIO INDUSTRY HOLDINGS BY SECTOR AS OF APRIL 30, 1997*

                    Health Care....................... 25.2%
                    General Purpose................... 17.1%
                    Public Education.................. 13.0%
                    Water & Sewer...................... 9.3%
                    Higher Education................... 6.3%

                    *As a percentage of Long-Term Investments

MUNICIPAL MARKET OUTLOOK

    We continue to see signs of a strong economy, although we do not expect the unusually brisk growth rate of the first quarter to be sustained throughout the year. As a result, we believe the Fed will monitor the economy closely and take aggressive action to control growth if inflation picks up or the high growth rate is sustained. However, if growth slows, we believe the Fed will leave rates unchanged. Given this outlook, we expect that yields on the 30-year Treasury bond will range between 6.75 and 7.40 percent for the remainder of the year, with higher levels occurring early and lower yields dominating the second half of 1997. Although short-term interest rates have risen, this has not had a significant impact on the leveraged structure of the Trust.
    We believe the Trust is positioned to perform well in the coming months, and we do not anticipate major structural changes in the portfolio. In light of our expectations for interest rates, we will continue to maintain a slightly defensive posture by keeping a relatively short duration for the portfolio and adjusting the duration when prudent. We will also continue to seek a balance between the Trust's total return and its dividend income, as well as to add value through security selection. Thank you for your continued confidence in Van Kampen American Capital and your Trust's team of managers.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                               Please see footnotes on page five

            PERFORMANCE RESULTS FOR THE PERIOD ENDED APRIL 30, 1997

             VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE
                            PENNSYLVANIA MUNICIPALS
                           (NYSE TICKER SYMBOL--VTP)


 COMMON SHARE TOTAL RETURNS
Six-month total return based on market price(1)................    2.34%
Six-month total return based on NAV(2).........................    1.56%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock price(3)......    6.27%
Taxable-equivalent distribution rate as a % of closing
  common stock price(4)........................................   10.08%

 SHARE VALUATIONS

Net asset value................................................   $16.70
Closing common stock price.....................................  $15.500
Six-month high common stock price (12/06/96)...................  $16.125
Six-month low common stock price (04/21/97)....................  $15.125
Preferred share rate(5)........................................    3.61%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 37.8% combined federal and state income tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5)See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
         MUNICIPAL BONDS
         PENNSYLVANIA  93.8%
$9,000   Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh Intl
         Arpt Ser B (FSA Insd)............................   6.625%   01/01/22  $  9,412,470
 1,000   Allegheny Cnty, PA Hosp Dev Auth Rev Pittsburgh
         Mercy Hlth Sys Inc (AMBAC Insd)..................   5.625    08/15/26       962,450
 1,000   Allegheny Cnty, PA Indl Dev Auth Rev
         Environmental Impt USX Corp Proj Rfdg............   6.100    07/15/20     1,003,040
 1,090   Allegheny Cnty, PA Residential Fin Auth Mtg Rev
         Single Family (GNMA Collateralized)..............   7.100    05/01/24     1,140,838
 1,755   Allegheny Cnty, PA San Auth Swr Rev (FGIC
         Insd)............................................       *    12/01/15       597,718
 1,000   Allegheny Cnty, PA San Auth Swr Rev Ser C
         (Prerefunded @ 12/01/01) (FGIC Insd).............   6.500    12/01/16     1,071,940
 4,070   Armstrong Cnty, PA Hosp Auth Hlth Cent Rev
         Canterbury Pl Proj Rfdg (MBIA Insd)..............   6.500    12/01/21     4,263,773
 2,675   Armstrong Cnty, PA Hosp Auth Hosp Rev Armstrong
         Cnty Mem Hosp Ser A..............................   7.500    11/01/16     2,633,618
 2,000   Armstrong Cnty, PA Hosp Auth Hosp Rev Saint
         Francis Med Cent Proj A Rfdg (AMBAC Insd)........   6.250    06/01/13     2,080,400
 1,310   Bangor, PA Area Sch Dist (AMBAC Insd)............   5.375    03/01/15     1,277,630
 1,000   Beaver Cnty, PA Hosp Auth Rev Med Cent of Beaver
         Cnty Inc (AMBAC Insd)............................   6.625    07/01/10     1,069,000
 5,000   Berks Cnty, PA Muni Auth Rev Highlands at
         Wyomissing Proj B................................   6.875    10/01/17     5,235,950
 3,000   Bethlehem, PA Auth Wtr Rev (Prerefunded @
         11/15/01) (MBIA Insd)............................   6.250    11/15/21     3,183,720
 2,880   Blair Cnty, PA Hosp Auth Rev Altoona Hosp Proj
         (AMBAC Insd).....................................   6.500    07/01/22     3,070,771
 5,630   Blairsville-Saltsburg Sch Dist PA Ser 1992
         (Prerefunded @ 05/15/02) (MBIA Insd).............   6.500    05/15/16     6,044,818
 5,000   Bristol Twp, PA Sch Dist Ser A (Prerefunded @
         02/15/02) (MBIA Insd)............................   6.625    02/15/12     5,457,800
 1,200   Delaware Cnty, PA Cap Apprec Rfdg................       *    11/15/04       822,612
 2,150   Delaware Cnty, PA Cap Apprec Rfdg................       *    11/15/05     1,390,233
 1,565   Delaware Cnty, PA Cap Apprec Rfdg................       *    11/15/07       898,858
 1,000   Delaware Cnty, PA Cap Apprec Rfdg................       *    11/15/08       538,830
 1,665   Delaware Cnty, PA Cap Apprec Rfdg................       *    11/15/09       840,026
   815   Delaware Cnty, PA Cap Apprec Rfdg................       *    11/15/10       386,294
 1,270   Delaware Cnty, PA Cap Apprec Rfdg................       *    11/15/11       565,645
 1,030   Delaware Cnty, PA Cap Apprec Rfdg................       *    11/15/12       430,664
 1,800   Exeter Twp, PA Sch Dist (FGIC Insd)..............       *    11/15/13       705,870
 5,200   Falls Twp, PA Hosp Auth Hosp Rev Delaware Vly Med
         Rfdg (FHA Gtd)...................................   7.000    08/01/22     5,549,388
 4,000   Franklin Cnty, PA Indl Dev Auth Hosp Rev
         Chambersburg Hosp Proj (FGIC Insd)...............   6.250    07/01/22     4,133,560
 2,500   Governor Mifflin PA Sch Dist (Prerefunded @
         02/01/02) (AMBAC Insd)...........................   6.500    02/01/13     2,674,625

                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
         PENNSYLVANIA (CONTINUED)
$2,500   Interboro Sch Dist PA Delaware Cnty Rfdg
         (Prerefunded @ 10/01/02) (MBIA Insd).............   6.600%   10/01/12  $  2,722,950
 5,250   Lancaster Cnty, PA Hosp Auth Rev Lancaster Genl
         Hosp Proj Rfdg (AMBAC Insd)......................   6.125    07/01/12     5,394,217
 1,600   Lancaster, PA Higher Edl Auth College Rev
         Franklin & Marshall College Proj (MBIA Insd).....   6.700    04/15/12     1,707,616
 2,715   Langhorne Manor Boro, PA Higher Edl & Hlth Auth
         Rev Woods Sch (Connie Lee Insd)..................   6.500    11/15/14     2,848,252
 4,000   Lehigh Cnty, PA Genl Purp Auth Rev Good Shepherd
         Rehab Hosp.......................................   7.500    11/15/21     4,258,000
 2,000   Lehigh Cnty, PA Genl Purp Auth Rev Lehigh Vly
         Hosp Inc Ser A Rfdg (MBIA Insd)..................   6.500    07/01/10     2,143,740
 1,000   Lower Providence Twp, PA Swr Auth Swr Rev
         (Prerefunded @ 05/01/02).........................   6.750    05/01/22     1,080,970
 2,000   Luzerne Cnty, PA Ser B (FGIC Insd)...............   6.000    09/15/11     2,036,120
 4,250   Media Boro, PA Gtd Wtr Rev Rfdg (MBIA Insd)......   6.600    01/01/22     4,553,960
 3,000   Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp
         Rev Abington Hosp (AMBAC Insd)...................   6.000    06/01/16     3,021,750
 1,000   Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp
         Rev Pottstown Mem Med Cent Proj..................   7.350    11/15/05     1,072,360
 1,000   Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp
         Rev Pottstown Mem Med Cent Proj..................   6.875    11/15/20     1,035,700
 4,500   Montgomery Cnty, PA Higher Edl & Hlth Auth Rev
         Saint Josephs Univ (Connie Lee Insd).............   6.500    12/15/22     4,755,330
 1,000   Montgomery Cnty, PA Indl Dev Auth Rev Pollutn Ctl
         Ser E Rfdg (MBIA Insd)...........................   6.700    12/01/21     1,076,470
 5,000   North Allegheny, PA Sch Dist Ser A Rfdg (AMBAC
         Insd)............................................   6.350    11/01/12     5,241,700
 1,000   North Penn, PA Wtr Auth Wtr Rev (Prerefunded @
         11/01/04) (FGIC Insd)............................   6.875    11/01/19     1,126,690
   350   Northeastern York Cnty, PA Sch Dist Ser B (FGIC
         Insd)............................................       *    09/01/09       179,652
   500   Northeastern York Cnty, PA Sch Dist Ser B (FGIC
         Insd)............................................       *    03/01/10       247,935
   885   Northeastern York Cnty, PA Sch Dist Ser B (FGIC
         Insd)............................................       *    09/01/10       427,013
   500   Northeastern York Cnty, PA Sch Dist Ser B (FGIC
         Insd)............................................       *    03/01/11       233,175
 4,820   Northhampton Cnty, PA Hosp Auth Rev Easton Hosp
         Ser A Rfdg (MBIA Insd)...........................   6.250    01/01/11     5,047,311
 9,000   Northumberland Cnty, PA Auth Comwlth Lease Rev
         Correctional Fac (MBIA Insd).....................       *    10/15/11     4,049,910
 2,000   Pennsylvania Econ Dev Fin Auth Res Recovery Rev
         Colver Proj Ser D................................   7.050    12/01/10     2,126,980
 5,000   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
         34B (FHA Gtd)....................................   7.000    04/01/24     5,219,100
 1,750   Pennsylvania Infrastructure Invt Auth Rev
         Pennvest Subser B................................   6.800    09/01/10     1,893,115
 2,750   Pennsylvania Intergvtl Coop Auth Spl Tax Rev City
         of Philadelphia Funding Pgm (Prerefunded @
         06/15/02)........................................   6.800    06/15/12     2,992,522
 6,000   Pennsylvania Intergvtl Coop Auth Spl Tax Rev City
         of Philadelphia Funding Pgm (MBIA Insd)..........   5.600    06/15/15     5,895,060
 5,700   Pennsylvania St Higher Edl Assistance Agy Student
         Ln Rev Ser C (AMBAC Insd)........................   6.400    03/01/22     5,804,367


                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
         PENNSYLVANIA (CONTINUED)
$2,660   Pennsylvania St Higher Edl Fac Auth College &
         Univ Rev Temple Univ 1st Ser (MBIA Insd).........   6.500%   04/01/21  $  2,835,799
 3,000   Pennsylvania St Ser 1............................   6.375    09/15/12     3,192,240
 1,020   Pennsylvania St Ser A (Prerefunded @ 11/15/01)...   6.500    11/15/10     1,103,834
 5,000   Philadelphia, PA Gas Wks Rev Ser 14 (FSA Insd)...   6.250    07/01/08     5,319,750
 1,000   Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp
         Rev Frankford Hosp Rfdg (Connie Lee Insd)........   5.750    01/01/19       984,700
   500   Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp
         Rev Temple Univ Hosp Ser A.......................   6.625    11/15/23       517,425
 2,980   Philadelphia, PA Redev Auth Hsg Rev Rfdg (GNMA
         Collateralized)..................................   6.875    02/01/24     3,120,477
   500   Pittsburgh, PA Urban Redev Mtg Ser C Rfdg........   6.500    10/01/23       511,740
 1,710   Pottstown Boro, PA Auth Swr Rev Gtd (FGIC
         Insd)............................................       *    11/01/13       666,678
   750   Reading, PA (Prerefunded @ 11/15/02) (AMBAC
         Insd)............................................   6.500    11/15/12       810,053
 5,000   Saint Mary Hosp Auth Bucks Cnty, PA Rev
         Franciscan Hlth Saint Mary Ser A (MBIA Insd).....   6.500    07/01/22     5,331,200
 2,220   Silver Spring Twp Auth, PA Swr Rev Gtd (FGIC
         Insd)............................................   6.700    07/15/21     2,332,732
 1,035   Unity Twp, PA Muni Auth Gtd Swr Rev Cap Apprec
         (AMBAC Insd).....................................       *    11/01/15       360,635
 1,750   West Allegheny, PA Sch Dist Ser AA (AMBAC
         Insd)............................................   6.250    02/01/14     1,815,047
 7,090   Westmoreland Cnty, PA (AMBAC Insd)...............       *    08/01/15     2,496,956
 3,545   Westmoreland Cnty, PA (AMBAC Insd)...............       *    08/01/16     1,168,148
 7,090   Westmoreland Cnty, PA (AMBAC Insd)...............       *    08/01/17     2,192,370
 2,000   Wilkinsburg, PA Jt Wtr Auth Wtr Rev Ser B (AMBAC
         Insd)............................................       *    08/15/12       853,120
 1,670   Yough Sch Dist, PA Cap Apprec (MBIA Insd)........       *    10/01/14       617,900
                                                                                ------------
                                                                                 181,865,310
                                                                                ------------
         PUERTO RICO  5.1%
 6,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser T
         (Prerefunded @ 07/01/02).........................   6.500    07/01/22     6,559,380
 2,000   Puerto Rico Comwlth Pub Impt (Prerefunded @
         07/01/02)........................................   6.800    07/01/21     2,213,720
 1,000   Puerto Rico Pub Bldgs Auth Rev Gtd Ser K
         (Prerefunded @ 07/01/02).........................   6.875    07/01/21     1,110,260
                                                                                ------------
                                                                                   9,883,360
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS  98.9%
  (Cost $177,935,856)(a)......................................................   191,748,670
OTHER ASSETS IN EXCESS OF LIABILITIES  1.1%...................................     2,153,808
                                                                                ------------
NET ASSETS  100.0%............................................................  $193,902,478
                                                                                ============


*Zero coupon bond

(a) At April 30, 1997, cost for federal income tax purposes is $177,935,856; the aggregate gross unrealized appreciation is $13,863,714 and the aggregate gross unrealized depreciation is $50,900, resulting in net unrealized appreciation of $13,812,814.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $177,935,856) (Note 1)...  $191,748,670
Interest Receivable...................................................     3,348,163
Other.................................................................         3,210
                                                                        ------------
      Total Assets....................................................   195,100,043
                                                                        ------------
LIABILITIES:
Payables:
  Custodian Bank......................................................       708,103
  Income Distributions--Common and Preferred Shares...................       181,312
  Investment Advisory Fee (Note 2)....................................       102,994
  Administrative Fee (Note 2).........................................        31,690
  Affiliates (Note 2).................................................        10,834
Accrued Expenses......................................................       102,144
Deferred Compensation and Retirement Plans (Note 2)...................        60,488
                                                                        ------------
      Total Liabilities...............................................     1,197,565
                                                                        ------------
NET ASSETS............................................................  $193,902,478
                                                                        ------------
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,400 issued with liquidation preference of
  $50,000 per share) (Note 4).........................................  $ 70,000,000
                                                                        ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 7,420,972 shares issued and
  outstanding)........................................................        74,210
Paid in Surplus.......................................................   109,423,100
Net Unrealized Appreciation on Investments............................    13,812,814
Accumulated Undistributed Net Investment Income.......................       553,277
Accumulated Net Realized Gain on Investments..........................        39,077
                                                                        ------------
      Net Assets Applicable to Common Shares..........................   123,902,478
                                                                        ------------
NET ASSETS............................................................  $193,902,478
                                                                        ------------
NET ASSET VALUE PER COMMON SHARE ($123,902,478 divided
  by 7,420,972 shares outstanding)....................................  $      16.70
                                                                        ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $ 5,837,771
                                                                -----------
EXPENSES:
Investment Advisory Fee (Note 2)............................        630,157
Administrative Fee (Note 2).................................        193,894
Preferred Share Maintenance (Note 4)........................         94,935
Trustees Fees and Expenses (Note 2).........................         12,833
Custody.....................................................          9,023
Legal (Note 2)..............................................          7,240
Amortization of Organizational Costs (Note 1)...............          2,001
Other.......................................................         93,929
                                                                -----------
    Total Expenses..........................................      1,044,012
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 4,793,759
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net Realized Gain on Investments............................    $    39,077
                                                                -----------
Unrealized Appreciation/Depreciation on Investments:
  Beginning of the Period...................................     15,506,082
  End of the Period.........................................     13,812,814
                                                                -----------
Net Unrealized Depreciation on Investments During the
  Period....................................................     (1,693,268)
                                                                -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS.............    $(1,654,191)
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $ 3,139,568
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                For the Six Months Ended April 30, 1997 and the
                    Year Ended October 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                         Six Months Ended      Year Ended
                                                          April 30, 1997    October 31, 1996
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................   $  4,793,759       $  9,677,648
Net Realized Gain on Investments........................         39,077             10,791
Net Unrealized Appreciation/Depreciation on Investments
  During
  the Period............................................     (1,693,268)           288,963
                                                           ------------       ------------
Change in Net Assets from Operations....................      3,139,568          9,977,402
                                                           ------------       ------------
Distributions from Net Investment Income:
  Common Shares.........................................     (3,665,795)        (7,391,361)
  Preferred Shares......................................     (1,219,539)        (2,480,595)
                                                           ------------       ------------
                                                             (4,885,334)        (9,871,956)
                                                           ------------       ------------
Distributions from Net Realized Gain on Investments:
  Common Shares.........................................         (8,032)          (187,473)
  Preferred Shares......................................         (2,759)           (74,998)
                                                           ------------       ------------
                                                                (10,791)          (262,471)
                                                           ------------       ------------
Total Distributions.....................................     (4,896,125)       (10,134,427)
                                                           ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....     (1,756,557)          (157,025)
NET ASSETS:
Beginning of the Period.................................    195,659,035        195,816,060
                                                           ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $553,277 and $644,852,
  respectively).........................................   $193,902,478       $195,659,035
                                                           ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                      March 27, 1992
                                Six Months                                            (Commencement
                                  Ended              Year Ended October 31            of Investment
                                April 30,    -------------------------------------    Operations) to
                                   1997       1996      1995      1994      1993     October 31, 1992
-----------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period (a)...................  $16.933     $16.954   $15.017   $17.889   $14.914       $14.763
                                 -------     -------   -------   -------   -------       -------
  Net Investment Income........     .646       1.304     1.312     1.327     1.324          .598
  Net Realized and Unrealized
    Gain/Loss on Investments...    (.224)       .040     1.997    (2.906)    2.942          .100
                                 -------     -------   -------   -------   -------       -------
Total from Investment
  Operations...................     .422       1.344     3.309    (1.579)    4.266          .698
                                 -------     -------   -------   -------   -------       -------
Less:
  Distributions from Net
    Investment Income:
    Paid to Common
      Shareholders.............     .494        .996      .996      .996      .996          .415
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders...     .164        .334      .376      .255      .282          .132
  Distributions from Net
    Realized Gain on
    Investments (Note 1):
    Paid to Common
      Shareholders.............     .001        .025       -0-      .033      .010           -0-
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders...      -0-        .010       -0-      .009      .003           -0-
                                 -------     -------   -------   -------   -------       -------
Total Distributions............     .659       1.365     1.372     1.293     1.291          .547
                                 -------     -------   -------   -------   -------       -------
Net Asset Value, End of the
  Period.......................  $16.696     $16.933   $16.954   $15.017   $17.889       $14.914
                                 =======     =======   =======   =======   =======       =======
Market Price Per Share at End
  of the Period................  $15.500     $15.625   $15.000   $12.875   $17.250       $15.000
Total Investment Return at
  Market Price (b).............    2.34%*     11.14%    24.53%   (20.21%)   22.29%         2.72%*
Total Return at Net Asset
  Value (c)....................    1.56%*      6.10%    20.03%   (10.65%)   27.39%         2.56%*
Net Assets at End of the Period
  (In millions)................   $193.9      $195.7    $195.8    $181.4    $202.8        $180.6
Ratio of Expenses to Average
  Net Assets Applicable to
  Common Shares................    1.68%       1.69%     1.67%     1.66%     1.60%         1.53%
Ratio of Expenses to Average
  Net Assets...................    1.08%       1.08%     1.05%     1.06%     1.02%         1.09%
Ratio of Net Investment Income
  to Average Net Assets
  Applicable to Common
  Shares (d)...................    5.73%       5.76%     5.83%     6.45%     6.25%         5.09%
Portfolio Turnover.............       1%*         4%        5%        5%        4%            4%*

(a) Net Asset Value at March 27, 1992, is adjusted for common and preferred share offering costs of $.237 per common share.

(b) Total Investment Return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

 * Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Trust for Investment Grade Pennsylvania Municipals (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and Pennsylvania income taxes and, where possible under local law, local income and personal property taxes, consistent with preservation of capital. The Trust will invest substantially all of its assets in Pennsylvania municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on March 27, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At April 30, 1997, there were no when issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

D. ORGANIZATIONAL COSTS--The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization in the amount of $25,000. These costs were amortized on a straight line basis over the 60 month period ended March 26, 1997.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended April 30, 1997, the Trust recognized expenses of approximately $22,150 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

to the Trust. The maximum annual benefit under the plan is equal to the trustees' annual retainer fee, which is currently $2,500.

    At April 30, 1997, VKAC owned 6,700 common shares of the Trust.

3. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,968,520 and $1,947,260, respectively.

4. PREFERRED SHARES
The Trust has outstanding 1,400 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on April 30, 1997, was 3.61%. During the six months ended April 30, 1997, the rates ranged from 3.350% to 4.025%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY
FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   U.S. Real Estate Fund
   Worldwide High Income Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

 VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President

INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.